Exhibit 99.1

grant thornton llp

Grant Thornton Tower

171 N. Clark St., Suite 200

Chicago, IL 60601-3370

D     +1 312 856 0200

F      +1 312 602 8099

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Harvest Small Business Finance, LLC, Harvest SBA Loan Trust 2024-1, Performance Trust Capital Partners, LLC, and East West Markets, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Harvest Small Business Finance, LLC’s (the “Company”) SBA loans (“SBA Loans”) as of October 31, 2024 (the “Subject Matter”) related to Harvest SBA Loan Trust 2024-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Database (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Performance Trust Capital Partners, LLC (“Performance Trust”), and East West Markets, LLC (“East West Markets” and together with Performance Trust, the Company, and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the SBA Loans and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i)	differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)	differences in the “State” characteristic that are as a result of abbreviations or punctuation were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Database (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include, but are not limited to, the Appraisal Report, BPO Appraisal Report, Credit Approval Memorandum, Personal Credit Report(s), Closing Statement, Purchase Agreement, SBA Loan Authorization, Disbursement Report, and Trial Balance.

Due diligence agreed-upon procedures

On September 4, 2024, and with updates through November 6, 2024, the Company provided us with a computer readable Database (collectively, the “Database”) containing certain characteristics of 361 SBA Loans included in the Securitization Transaction. We performed the procedures indicated below on the Company’s SBA Loans.

For each of the SBA Loans, we performed comparisons and/or recomputations for certain characteristics (as identified in the Exhibit 1) using certain available source documents (the "Source Documents").

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	City	Appraisal Report
2	State	Appraisal Report
3	Zip Code	Appraisal Report
4	Appraised Value	Appraisal Report
5	6-digit NAICS Code	Credit Approval Memorandum
6	DSCR	Credit Approval Memorandum
7	Date Business Established	Credit Approval Memorandum
8	Obligor FICO	Credit Approval Memorandum, Personal Credit Report(s), Recomputed
9	Funding Date	Disbursement Report
10	Maturity Date	Disbursement Report

	Characteristic	Source Document
11	Purchase Price	Closing Statement, Purchase Agreement
12	Company Name	SBA Loan Authorization
13	SBA Gty%	SBA Loan Authorization
14	Index	SBA Loan Authorization
15	Original Loan Term (years)	SBA Loan Authorization
16	Original Principal Balance	SBA Loan Authorization
17	Spread	SBA Loan Authorization
18	LTV	Recomputed
19	Unguaranteed Portion	Recomputed
20	Guaranteed Portion	Recomputed
21	Original Loan Term (months)	Recomputed
22	Remaining Term (months)	Recomputed
23	Remaining term (years)	Recomputed
24	Current Loan Age	Recomputed
25	Number of Years in Business	Recomputed
26	Current Principal Balance	Trial Balance
27	Rate	Trial Balance
28	Current LTV	Recomputed
29	BPO Value	BPO Appraisal Report
30	BPO LTV	Recomputed
31	Next Due Date	Disbursement Report
32	Rate Floor	SBA Loan Authorization

For “Zip Code,” we were instructed by the Company that for those SBA Loans where the Zip Code in the Database does not match the Zip Code in the Appraisal Report in the Source Documents to perform the following methodology:

-	If not included on the Appraisal Report reference the deed as a secondary source document.

For “DSCR,” we were instructed by the Company that for those SBA Loans where the DSCR in the Database does not match the DSCR in the Credit Approval Memorandum to perform the following methodology:

-	(i) If the most recent annual global DSCR set forth on the Credit Approval Memorandum was less than 1.15x, or (ii) if the most recent annual global DSCR set forth on the Credit Approval Memorandum was more than 12 months old as of the date of the Credit Approval Memorandum, we compared the DSCR Specified Attribute in the Data Tape to the first annual projected global DSCR greater than or equal to 1.15x after the funding date set forth on the Credit Approval Memorandum.

-	If the loan type is a projection-based deal, the projected DSCR should be applied.

For “Date Business Established,” we were instructed by the Company that for those SBA Loans where the Date Business Established in the Database does not match the Date Business Established in the Credit Approval Memorandum to perform the following methodology:

-	If only the year the primary operating company was founded was set forth on the Credit Approval Memorandum, the month and day the primary operating company was founded was assumed to be “January” and “1” (respectively).

-	If only the month and year the primary operating company was founded was set forth on the Credit Approval Memorandum, the day the primary operating company was founded was assumed to be “1.”

For “Obligor FICO,” we were instructed by the Company that for those SBA Loans where the Obligor FICO in the Database does not match the Obligor FICO in the Credit Approval Memorandum to perform the following methodology:

-	If more than one owner is listed for the primary operating company, the weighted average FICO was calculated based on the ownership percentage of the primary operating company (with the ownership percentage of owners with less than 20% ownership interest redistributed to the owners with greater than or equal to 20% ownership interest), rounded to the nearest integer.

-	If ≥20% of the primary operating company is owned by a separate entity, the weighted average FICO of that entity’s owners was taken into account for the overall weighted average FICO calculation for the primary operating company.

-	If an owner does not have an available credit score (referenced as 9002 on PCR), redistribute the ownership percentage to the other owners with a credit score.

For “Purchase Price,” we were instructed by the Company that for those SBA Loans where the Purchase Price in the Database does not match the Purchase Price in the Purchase Agreement to perform the following methodology:

-	If the purchase price for the underlying property was updated between the date of the Purchase Agreement and the origination approval for the SBA Loan, the purchase price set forth on the Final Closing Statement was used.

For “Company Name,” we were instructed by the Company that for those SBA Loans where the Company Name in the Database does not match the Company Name in the SBA Loan Authorization to perform the following methodology:

-	If multiple loans were extended to the same entity, the differentiating suffix (for example, “#1”) shown in the “Company Name” was excluded from this comparison.

For “LTV,” we were instructed by the Company to recompute such characteristic using the LTV as the quotient of the following methodology:

-	The Original Principal Balance Specified Attribute divided by the original property value, calculated as (i) for “purchase” SBA Loans, where the subject property was purchased at an arm’s length transaction, the minimum of the Appraised Value and the Purchase Price Specified Attributes, (ii) for “purchase” SBA Loans, where the subject property was not purchased at an arm’s length transaction, the Appraised Value Specified Attribute or (iii) for “refinance” SBA Loans, the Appraised Value Specified Attribute.

For “Unguaranteed Portion,” we were instructed by the Company to recompute such characteristic using the following methodology:

-	Current Principal Balance divided by (1 - SBA Gty%)

For “Guaranteed Portion,” we were instructed by the Company to recompute such characteristic using the following methodology:

-	Current Principal Balance multiplied by the SBA Gty%

For “Original Loan Term (months),” we were instructed by the Company to recompute such characteristic using the following methodology:

-	Original Loan Term (years) multiplied by 12

For “Remaining Term (months),” we were instructed by the Company to recompute such characteristic using the following methodology:

-	MIN((YEAR (Maturity Date)–YEAR (Measurement Date))*12+(MONTH (Maturity Date)–MONTH(Measurement Date)),Original Loan Term (months))

For “Remaining Term (years),” we were instructed by the Company to recompute such characteristic using the following methodology:

-	MIN((Maturity Date-Measurement Date)/365,Original Loan Term (years))

For “Current Loan Age,” we were instructed by the Company to recompute such characteristic using the following methodology:

-	Original Loan Term (months) divided by the Remaining Term (months)

For “Number of Years in Business,” we were instructed by the Company to recompute such characteristic using the following methodology:

-	(Cut-Off Date subtracted by Date Business Established) and divided by 365

For “Current LTV,” we were instructed by the Company to recompute such characteristic using the Current LTV as the quotient of the following methodology:

-	The Current Principal Balance Specified Attribute divided by the original property value, calculated as (i) for “purchase” SBA Loans, where the subject property was purchased at an arm’s length transaction, the minimum of the Appraised Value and the Purchase Price Specified Attributes, (ii) for “purchase” SBA Loans, where the subject property was not purchased at an arm’s length transaction, the Appraised Value Specified Attribute or (iii) for “refinance” SBA Loans, the Appraised Value Specified Attribute.

For “BPO LTV,” we were instructed by the Company to recompute such characteristic using the following methodology:

-	Current Principal Balance divided by BPO Value

For Characteristics 1 through 17, 26, 27, 29, and 31, we compared and agreed the information to the Source Documents. For Characteristics 18 through 25, 28, and 30, we recomputed and agreed the information to the Source Documents.

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are a comprehensive and valid instrument and reflect the current prevailing terms with respect to the corresponding SBA Loans.

We noted no discrepancies between the Database and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Chicago, Illinois
November 8, 2024